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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 2, 2005
                                                         ---------------


                             R. G. BARRY CORPORATION
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             (Exact name of registrant as specified in its charter)


     Ohio                            1-8769                     31-4362899
----------------               -------------------         ------------------
(State or other                 (Commission File             (IRS Employer
jurisdiction of                    Number)                 Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
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               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
                           -------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                           -------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions [(see General Instruction A.2. below)]:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS.

Item 1.01 Entry into a Material Definitive Agreement.

         At a meeting held on August 2, 2005, the Board of Directors (the "Board") of R. G. Barry Corporation (the "Company") adopted changes in the Company's compensation for directors. The annual retainer fee to be paid to directors has been increased to $20,000 from $17,000. In addition, the Board approved the payment of annual retainers in the additional amount of $5,000 to each of the Chairman of the Board and the Chairman of the Audit Committee, and the payment of annual retainers in the additional amount of $2,500 to each of the Chairman of the Compensation Committee and the Chairman of the Nominating and Governance Committee. These changes become effective September 1, 2005 and retainer payments for the remainder of 2005 will be pro-rated to reflect this increase.

         This summary does not purport to be complete and is qualified in its entirety by reference to the revised summary of Company's compensation for directors attached hereto as Exhibit 10 and incorporated herein by reference.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     Exhibit No.     Exhibit Description

        10           Description of Compensation for Directors of R. G. Barry
                     Corporation






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    R. G. BARRY CORPORATION


August 4, 2005                      By:   /s/ Daniel D. Viren
                                          --------------------------------------
                                          Daniel D. Viren
                                          Senior Vice President - Finance, Chief
                                          Financial Officer and Secretary